PATENT ASSIGNMENT AND CONTRIBUTION AND ROYALTY AGREEMENTS	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
PATENT ASSIGNMENT AND CONTRIBUTION AND ROYALTY AGREEMENTS

On February 1, 2013, the Company issued 750,108 shares of common stock to Scott Haufe, M.D. (“Dr. Haufe”) pursuant to the terms of a Contribution and Royalty Agreement dated January 31, 2013 between the Company and Dr. Haufe. This agreement provides for the Company to pay Dr. Haufe royalties equal to 1% of revenues earned from sales of any and all products derived from the use of the DenerveX technology. Royalties are payable to Dr. Haufe within 30 days after the close of each calendar quarter based on actual cash collected from sales of applicable products. The royalty period expires on September 6, 2030.

The Company executed a co-development agreement for the DenerveX technology with royalty provisions with James R. Andrews, M.D., as more fully described in Note 7.